UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Touchstone Funds Group Trust Touchstone Institutional Funds Trust Touchstone Investment Trust Touchstone Strategic Trust Touchstone Tax-Free Trust Touchstone Variable Series Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

July 8, 2013

TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE INSTITUTIONAL FUNDS TRUST

TOUCHSTONE INVESTMENT TRUST

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE TAX-FREE TRUST

TOUCHSTONE VARIABLE SERIES TRUST

Amendment No. 1 to the Proxy Statement dated June 5, 2013

Explanatory Note

This Amendment No. 1 to Schedule 14A is being filed to amend the definitive proxy statement of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust (collectively, the “Trusts”) dated June 5, 2013 (the “Proxy Statement”).  This Amendment corrects information regarding an officer of the Trusts and makes no other changes to the Proxy Statement.

Change to Proxy Statement

In the section of the Proxy Statement, “Investment Advisor and Other Service Providers”, the following replaces the information with respect to Michael R. Moser:

Name	Position with the Trusts	Position Held with the Advisor or Distributor
Michael R. Moser	Chief Compliance Officer	Chief Compliance Officer of the Advisor.

TSF-1861-S1-1307